                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Portfolio Management Review......................  4
Glossary of Terms................................  8
Portfolio of Investments.........................  9
Statement of Assets and Liabilities.............. 15
Statement of Operations.......................... 16
Statement of Changes in Net Assets............... 17
Financial Highlights............................. 18
Notes to Financial Statements.................... 20
Dividend Reinvestment Plan....................... 24

VXS SAR 8/99
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

                             LETTER TO SHAREHOLDERS

July 20, 1999

Dear Shareholder,
    With the volatility that we've experienced recently in many financial markets, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the subsequent rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.
    Although the worst of the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.
    If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather what the markets have in store.

Sincerely,


[SIG]
Richard F. Powers, III

Chairman
Van Kampen Asset Management Inc.

[SIG]
Dennis J. McDonnell

President
Van Kampen Asset Management Inc.

                               ECONOMIC SNAPSHOT

    The strength of the domestic economy continued to defy expectations in the first half of 1999, although it finally began to show signs of slowing down. Strong growth, healthy employment, and low inflation all contributed to the favorable economic environment.

STRONG ECONOMIC GROWTH
    The nation's gross domestic product rose at an impressive rate of 4.3 percent during the first quarter of 1999, but fell to 2.3 percent in the second quarter. The first-quarter expansion was fueled by an increase in consumer spending, which dropped to more moderate levels later in the reporting period.

POSITIVE EMPLOYMENT ENVIRONMENT
    In May, the unemployment rate dropped to 4.2 percent--its lowest level in more than 30 years. Throughout the reporting period, unemployment remained low, the number of jobs grew, and wages rose. The labor market remained especially tight in the service industry and most urban areas.

LOW INFLATION
    Inflation remained low throughout most of the reporting period, although a sharp increase in oil prices contributed to a spike in April's consumer price index report (CPI). Following this up-tick, the Federal Reserve raised interest rates 0.25 percent on June 30. Although the Fed had expressed a bias toward a series of rate increases, May's tame CPI report prompted it to drop this bias when announcing the June rate increase.

ECONOMIC OUTLOOK
    Our outlook for the economy suggests that the moderate slowdown may continue, bringing the economy back to historically normal growth levels. Healthy job growth, which has been supporting the consumer confidence and spending levels, showed signs of faltering toward the end of the reporting period. However, a renewed optimism for corporate earnings, low unemployment, and a vibrant housing market should provide some balance against a slower job growth rate.

                          INTEREST RATES AND INFLATION
                      June 30, 1997, through June 30, 1999
                                    [GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 1997                                                                   6.5000                             2.3000
                                                                           6.0000                             2.2000
                                                                           5.5000                             2.2000
Sep 1997                                                                   6.2500                             2.2000
                                                                           5.7500                             2.1000
                                                                           5.6875                             1.8000
Dec 1997                                                                   6.5000                             1.7000
                                                                           5.5625                             1.6000
                                                                           5.6250                             1.4000
Mar 1998                                                                   6.1250                             1.4000
                                                                           5.6250                             1.4000
                                                                           5.6875                             1.7000
Jun 1998                                                                   6.0000                             1.7000
                                                                           5.5625                             1.7000
                                                                           5.9375                             1.6000
Sep 1998                                                                   5.7500                             1.5000
                                                                           5.2500                             1.5000
                                                                           4.8750                             1.5000
Dec 1998                                                                   4.0000                             1.6000
                                                                           4.8125                             1.7000
                                                                           4.8750                             1.6000
Mar 1999                                                                   5.1250                             1.7000
                                                                           4.9375                             2.3000
                                                                           4.5000                             2.1000
Jun 1999                                                                   4.0000                             2.0000

    Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1999

                     VAN KAMPEN CONVERTIBLE SECURITIES FUND
                            NYSE TICKER SYMBOL--VXS

 TOTAL RETURNS

Six-month total return based on market price(1)...........    10.96%
Six-month total return based on NAV(2)....................    13.01%

 DISTRIBUTION RATE

Distribution rate as a % of closing common stock
price(3)..................................................     3.88%

 SHARE VALUATIONS

Net asset value...........................................  $  26.55
Closing common stock price................................  $21.6250
Six-month high common stock price (06/30/99)..............  $21.6250
Six-month low common stock price (03/24/99)...............  $19.6875

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund's dividend reinvestment plan, and sale of all shares at the closing stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the quarterly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

See the Comparative Performance section of the current prospectus. An investment should be made with an understanding of the risks that an investment in equity securities entails. These include the risk that the financial condition of the Issuers of the securities in the portfolio, or the condition of the stock market in general, may worsen and therefore, the value of Fund shares may decline. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                          PORTFOLIO MANAGEMENT REVIEW
                     VAN KAMPEN CONVERTIBLE SECURITIES FUND

We recently spoke to the management team of the Van Kampen Convertible Securities Fund about the key events and economic forces that shaped the markets during the past six months. The team includes Christine Drusch, senior portfolio manager, who has been the Fund's lead manager since February 1998 and has worked in the investment industry since 1985; Matthew Hart and David McLaughlin, portfolio managers; and Stephen L. Boyd, chief investment officer for equity investments. The following excerpts reflect their views on the Fund's performance during the six months ended June 30, 1999.

   Q  WHAT MARKET FACTORS AFFECTED THE FUND DURING THE REPORTING PERIOD?

   A As has been its trademark in recent times, the stock market was volatile during the first six months of 1999. The Dow Jones Industrial Average passed two significant milestones during the reporting period--10,000 in late March and 11,000 in early May. Small-cap stocks, measured by the Russell 2000, performed solidly, if not spectacularly, during the six months.
    Investors' anticipation of an interest-rate increase toward the end of the reporting period placed downward pressure on the stock market, particularly among large-cap growth stocks. In response to this shift, investors began to favor a broader range of market offerings, including cyclical stocks and smaller-company securities. The Federal Reserve did indeed raise interest rates on the last day of the reporting period, but, because the increase was widely expected, the effect on stock prices was limited.

   Q  HOW DID THE CONVERTIBLE SECURITIES MARKET RESPOND?

   A In all, it was a favorable environment for convertible securities. The convertibles market is composed primarily of securities issued by mid-cap companies. As a result, convertibles--and the Fund's return--benefited from the solid performance of small and mid caps during the reporting period as a whole.

   Q GIVEN THIS ENVIRONMENT FOR CONVERTIBLES, WHAT WAS YOUR STRATEGY FOR MANAGING THE FUND?

   A We didn't change our investment strategy in response to market conditions--we consistently manage the Fund for capital appreciation, current income, and preservation of capital by investing primarily in convertible securities. In seeking to meet this objective, we continued to focus on growth companies and to diversify across market sectors. This approach helped the Fund's return during the reporting period.
    That said, because of the market's volatility, we were careful in selecting areas of the market in which to invest. Although there were some attractive opportunities in Internet technology, we sought to moderate our exposure to this area because we believed that valuations for Internet companies were, in most cases, extremely high. We did own some Internet names but were selective about our investments. These securities' prices are especially sensitive to rising interest rates--like we witnessed during the last few months of the reporting period. The Fund was well positioned during this time, as many Internet securities underperformed.
    Along with limiting our exposure to stocks with high price-to-earnings ratios, we also sought to take advantage of the market shift mentioned earlier and slightly increased our exposure to cyclical industries. Our efforts enabled us to moderate the effects of the market's recent shift away from traditional growth securities and avoid significant damage to the Fund's return.

   Q WHAT WERE SOME OF YOUR MOST SUCCESSFUL INVESTMENTS DURING THE REPORTING PERIOD?

   A For the most part, our investments in technology companies continued to pay off for the Fund. We were pleased with our holdings in businesses that have benefited from the growth of the telecommunications industry--particularly cellular technology, which has enjoyed extremely rapid growth of late. These holdings included Qualcomm, which develops and markets communications technologies; Omnipoint, which makes and markets digital wireless communications products; and Conexant Systems, which develops semiconductors used in those products. At the end of the reporting period, one of the Fund's largest holdings was Comverse Technology. This company is the market leader in its field, and it performed very well for the Fund.
    Internet service provider America Online was a successful holding for the Fund. Toward the end of the reporting period, however, the company's stock performance declined, and we eliminated our position.
    Although many retail companies lagged in April and May, our investments in women's apparel retailer AnnTaylor and home-products company Home Depot benefited the Fund. At the end of the reporting period, these companies continued to show strong same-store sales--often a sign of a healthy business.
    Keep in mind that not all securities in the Fund performed as favorably, nor is there any guarantee they will continue to do so in the future.

   Q  WERE YOU DISAPPOINTED BY ANY OF YOUR INVESTMENTS?

   A Our disappointments were on a security-by-security basis, rather than the result of underperformance in specific industries. Although other securities performed below our expectations, these had a significant impact on the Fund's return for the six-month period:
    - Just prior to the start of the reporting period, we sold for a healthy gain some of our position in convertible bonds issued by SCI, an electronics contract manufacturer. Its convertibles began a steady decline thereafter. In early

      May 1999, SCI called the remaining bonds in our portfolio, forcing us to convert the bonds into common stock. By the end of the reporting period the stock closed moderately higher than our conversion price, enabling us to recover some of our losses of the previous months. We are optimistic about this stock's future performance and continue to own it.
    - Total Renal Care, a company that provides dialysis services to patients with chronic kidney failure, similarly dragged the Fund's return. After disappointing earnings in the first quarter, the firm's stock price fell 58 percent and the bonds fell 32 percent in a single day. The stock has come back somewhat since then, although it is still down considerably for the reporting period. We've maintained a position in Total Renal Care because we believe the company will recover due to the industry's attractive demographics, as aging baby boomers represent a promising future market.
    - Another security that performed poorly was Sunrise Assisted Living, which provides homelike assisted living accommodations for the elderly. The assisted living industry faced a difficult reporting period, as political uncertainty surrounding patient reimbursement led to weak performance. We eliminated our holdings in Sunrise during the period.

   Q  HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

   A For the six months ended June 30, 1999, the Fund generated a total return of 13.01 percent(2) at net asset value and 10.96 percent(1) at market price. The Fund's return reflects the change in market price per share on the New York Stock Exchange from $19.875 on December 31, 1998, to $21.625 on June 30, 1999, and dividends totaling $0.4200 per share. Please refer to the chart on page 3 for additional Fund performance results.

   Q  WHAT DO YOU SEE AHEAD FOR THE FUND FOR THE NEXT SIX MONTHS?

   A Because the Fund invests primarily in growth-oriented companies, such as technology businesses, we are vulnerable if interest rates rise--growth stocks tend to do poorly during periods of rising interest rates. At the same time, we have increased our weighting in cyclical companies, which have typically fared well in a rising rate environment. If interest rates rise, as appears to be the current trend, we would expect to find a supportive environment for the cyclical convertibles in which we've invested. And, if we continue to experience favorable economic growth without inflation, then we are hopeful that the market environment will remain positive for convertibles in general.
    We believe convertibles continue to offer investors a less aggressive way to invest in growth companies--particularly in emerging industries such as Internet technology. Investing in this area of the market can be risky, and convertibles offer investors a way to participate in potential market gains while still earning income and enjoying the potential for reduced volatility from the convertibles. This is an attractive feature in uncertain economic times.


[SIG]
Christine Drusch

Senior Portfolio Manager

[SIG]
David McLaughlin

Portfolio Manager

[SIG]
Matthew Hart

Portfolio Manager

[SIG]
Stephen L. Boyd

Chief Investment Officer
Equity Investments

                               GLOSSARY OF TERMS

CLASS A SHARES: When Class A shares of a fund are purchased, the share price includes the net asset value plus a one-time sales charge (or "load"). In most cases, there is no redemption fee (contingent deferred sales charge).

CONVERTIBLE SECURITY: A security that can be exchanged for common stock at the option of the security holder for a specified price or rate. Examples include convertible bonds and convertible preferred stock.

CYCLICAL INDUSTRIES: Industries where earnings tend to rise quickly when the economy strengthens and fall quickly when the economy weakens. Examples of cyclical industries include housing, automobiles, and paper. Noncyclical industries are typically less sensitive to changes in the economy. These include utilities, grocery stores, and pharmaceutical companies.

DOW JONES INDUSTRIAL AVERAGE: The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established, blue-chip companies.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, due to their higher expected earnings growth.

MARKET CAPITALIZATION: The size of a company, as measured by the value of its issued and outstanding stock.

NET ASSET VALUE (NAV): The value of a fund share, calculated by deducting a fund's liabilities from the total assets applicable to common Shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

PRICE-TO-EARNINGS (P/E) RATIO: The price-to-earnings ratio shows the "multiple" of earnings at which a stock is selling. The P/E ratio is calculated by dividing a stock's current price by its current earnings per share. A high multiple means that investors are optimistic about future growth and have bid up the stock's price.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
         CONVERTIBLE DEBT  46.9%
         CONSUMER DISTRIBUTION  4.3%
$1,099   AnnTaylor Stores Corp., 144A --
         Private Placement (a)..................   3.750%     06/18/19    $   693,744
   840   Costco Cos., Inc. .....................  *           08/19/17        794,850
   800   Home Depot, Inc. ......................   3.250      10/01/01      2,242,000
                                                                          -----------
                                                                            3,730,594
                                                                          -----------
         CONSUMER DURABLES  2.7%
 1,470   Duetsche Bank Finance BV (Convertible
         into 7,645 DaimlerChrysler, AG
         shares)................................  *           02/12/17        751,537
 3,580   Lennar Corp. ..........................  *           07/29/18      1,570,725
                                                                          -----------
                                                                            2,322,262
                                                                          -----------
         CONSUMER NON-DURABLES  0.8%
   850   Loews Corp. ...........................   3.125      09/15/07        686,375
                                                                          -----------
         CONSUMER SERVICES  4.1%
   800   Amazon.com, Inc., 144A -- Private
         Placement (a)..........................   4.750      02/01/09        782,000
   470   Interpublic Group of Companies, Inc.,
         144A -- Private Placement (a)..........   1.870      06/01/06        431,812
 1,100   Jacor Communications, Inc., LYON.......  *           02/09/18        613,250
   880   News America Holdings, Inc., LYON......  *           03/11/13        644,600
   200   Omnicom Group, Inc. ...................   4.250      01/03/07        513,000
   300   Omnicom Group, Inc. ...................   2.250      01/06/13        508,500
                                                                          -----------
                                                                            3,493,162
                                                                          -----------
         ENERGY  0.8%
   698   PennzEnergy Co. .......................   4.950      08/15/08        718,068
                                                                          -----------
         FINANCE  1.1%
   784   Net.B@nk, Inc. ........................   4.750      06/01/04        969,220
                                                                          -----------
         HEALTHCARE  6.1%
   428   Alpharma, Inc., 144A -- Private
         Placement (a)..........................   3.000      06/01/06        526,440
   570   Alza Corp. ............................   5.000      05/01/06        787,312
   920   Centocor, Inc. ........................   4.750      02/15/05      1,022,350
 1,300   Elan Finance Corp., Ltd., LYON.........  *           12/14/18        666,250
   500   IDEC Pharmaceuticals Corp., LYON, 144A
         --
         Private Placement (a)..................  *           02/16/19        271,250
   450   Renal Treatment Centers, Inc. .........   5.625      07/15/06        377,437

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
         HEALTHCARE (CONTINUED)
$1,450   Roche Holdings, Inc., LYON, 144A --
         Private Placement (a)..................  *           04/20/10    $   819,250
   541   Total Renal Care Holdings, Inc., 144A
         -- Private Placement (a)...............   7.000%     05/15/09        440,239
   474   Wellpoint Health Networks, Inc. .......  *           07/02/19        335,948
                                                                          -----------
                                                                            5,246,476
                                                                          -----------
         PRODUCER MANUFACTURING  0.9%
   730   WMX Technologies, Inc. ................   2.000      01/24/05        790,225
                                                                          -----------
         TECHNOLOGY  20.8%
   930   Adaptec, Inc. .........................   4.750      02/01/04        882,337
   450   At Home Corp., 144A -- Private
         Placement (a)..........................   0.525      12/28/18        348,750
   370   Automatic Data Processing, Inc.,
         LYON...................................  *           02/20/12        420,875
 1,050   Citrix Systems, Inc., 144A -- Private
         Placement (a)..........................  *           03/22/19        469,875
 2,015   Comverse Technology, Inc., 144A --
         Private Placement (a)..................   4.500      07/01/05      3,760,494
 1,090   Conexant Systems, Inc., 144A -- Private
         Placement (a)..........................   4.250      05/01/06      1,547,800
   270   DoubleClick, Inc., 144A -- Private
         Placement (a)..........................   4.750      03/15/06        337,500
   150   EMC Corp. .............................   3.250      03/15/02        728,250
 2,560   Hewlett Packard Co., LYON..............  *           10/14/17      1,625,600
   390   HNC Software, Inc. ....................   4.750      03/01/03        378,300
   190   Lam Research Corp. ....................   5.000      09/01/02        173,375
   365   Level One Communications, Inc. ........   4.000      09/01/04        710,381
 1,300   LSI Logic Corp., 144A -- Private
         Placement (a)..........................   4.250      03/15/04      2,109,250
   280   May & Speh, Inc. ......................   5.250      04/01/03        394,800
   294   Mindspring Enterprises, Inc. ..........   5.000      04/15/06        278,014
   350   Oak Industries, Inc. ..................   4.875      03/01/08        447,563
   400   Quantum Corp. .........................   7.000      08/01/04        382,000
   773   Sanmina Corp., 144A -- Private
         Placement (a)..........................   4.250      05/01/04        858,996
   940   Solectron Corp., LYON, 144A -- Private
         Placement (a)..........................  *           01/27/19        547,550
 1,190   STMicroelectronics NV, LYON
         (Netherlands)..........................  *           06/10/08      1,497,912
                                                                          -----------
                                                                           17,899,622
                                                                          -----------

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                  Description                Coupon      Maturity    Market Value
--------------------------------------------------------------------------------------
         UTILITIES  5.3%
$   11   MediaOne Group, Inc., PIES.............   6.250%     08/15/01    $   977,400
   700   NTL, Inc., 144A -- Private Placement
         (a)....................................   7.000      12/15/08      1,101,625
    10   Sprint Corp., DECS.....................   8.250      03/31/00        826,500
 1,600   Telefonos de Mexico, SA................   4.250      06/15/04      1,656,000
                                                                          -----------
                                                                            4,561,525
                                                                          -----------
TOTAL CONVERTIBLE DEBT  46.9%.........................................     40,417,529
                                                                          -----------

                      Description                            Shares    Market Value
-----------------------------------------------------------------------------------
PREFERRED STOCK  32.0%
CONSUMER NON-DURABLES  0.9%
Seagram, Ltd., ACES, 7.50% (b).........................      15,700        784,019
                                                                       -----------
CONSUMER SERVICES  2.6%
Adelphia Communications Corp., Ser D, 5.50% (b)........       1,900        366,700
CSC Holdings, Inc., 8.50%..............................       6,500        702,000
Echostar Communications Corp., Ser C, 6.75%............         900        279,000
MediaOne Group, Inc., Ser D, 4.50%.....................       6,000        898,875
                                                                       -----------
                                                                         2,246,575
                                                                       -----------
ENERGY  4.3%
Apache Corp., ACES, 6.50%..............................      11,400        421,800
El Paso Energy Capital Trust I, 4.75%..................      22,500      1,113,750
Pogo Trust I, QUIPS, 6.50% (b).........................       9,400        474,112
Tosco Financing Trust, 5.75%...........................      16,800        814,800
Unocal Capital Trust, 6.25%............................      15,000        845,625
                                                                       -----------
                                                                         3,670,087
                                                                       -----------
FINANCE  5.3%
American General Corp., 7.00%..........................       6,200        384,400
Amerus Life Holdings, Inc., 7.00%......................      17,400        474,150
Conseco, Inc., PRIDES, 7.00%...........................      23,200        932,350
General Growth Properties, Inc., 7.25%.................      17,600        422,400
National Australia Bank, Ltd., 7.875%..................      27,000        820,125

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                      Description                            Shares    Market Value
-----------------------------------------------------------------------------------
FINANCE (CONTINUED)
Philadelphia Consolidated Holdings, PRIDES, 7.00%......      38,200    $   398,712
PLC Capital Trust II, 6.50%............................       4,000        232,000
Southwest Securities Group, Inc., 5.00% (b)............      15,700        938,075
                                                                       -----------
                                                                         4,602,212
                                                                       -----------
HEALTHCARE  0.5%
Alkermes, Inc., 6.50%..................................       9,000        431,438
                                                                       -----------
PRODUCER MANUFACTURING  1.4%
Coltec Capital Trust, 5.25%, 144A -- Private Placement
  (a)..................................................       8,100        378,675
Ingersoll-Rand Co., PRIDES, 6.75%......................      28,500        855,000
                                                                       -----------
                                                                         1,233,675
                                                                       -----------
RAW MATERIALS/PROCESSING INDUSTRIES  0.5%
Monsanto Co., ACES, 6.50%..............................      10,150        407,269
                                                                       -----------
TECHNOLOGY  3.9%
Intermedia Communications, Inc., Ser E, 7.00% (b)......      24,200        692,725
Nextlink Communications, Inc., 6.50%, 144A -- Private
  Placement (a)........................................       1,400        126,350
PSINet, Inc., Ser C, 6.75% (b).........................      19,200        880,800
Qualcomm Financial Trust, 5.75%........................       6,085      1,227,649
Tribune Co., DECS, 6.25%...............................      15,200        427,500
                                                                       -----------
                                                                         3,355,024
                                                                       -----------
TRANSPORTATION  4.4%
Canadian National Railway Co., 5.25% (b)...............       4,600        246,100
Tower Automotive Capital Trust, 6.75%..................      18,000        924,750
Tower Automotive Capital Trust, 6.75%, 144A -- Private
  Placement (a)........................................      20,000      1,027,500
Union Pacific Capital Trust, 6.25%.....................      31,000      1,592,625
                                                                       -----------
                                                                         3,790,975
                                                                       -----------
UTILITIES  8.2%
CalEnergy Capital Trust III, 6.50%.....................      20,000        945,000
Global TeleSystems Group, Inc., 7.25%, 144A -- Private
Placement (a)(b).......................................      23,700      1,587,900
Houston Industries, Inc., ACES, 7.00%..................       4,650        554,512
Omnipoint Corp., 7.00%, 144A -- Private Placement
  (a)..................................................      20,000      1,097,500
Skytel Communications, Inc., 2.25%.....................      11,250        420,469

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                      Description                            Shares    Market Value
-----------------------------------------------------------------------------------
UTILITIES (CONTINUED)
Texas Utilities Co., PRIDES, 9.25%.....................      13,000    $   715,000
Winstar Communications, Inc., Ser D, 7.00%.............      30,000      1,702,500
                                                                       -----------
                                                                         7,022,881
                                                                       -----------
TOTAL PREFERRED STOCK  32.0%.......................................     27,544,155
                                                                       -----------
COMMON STOCKS  13.9%
CONSUMER DISTRIBUTION  2.3%
AnnTaylor Stores Corp. (b).............................      33,594      1,511,730
Sunglass Hut International, Inc. (b)...................      25,000        429,688
                                                                       -----------
                                                                         1,941,418
                                                                       -----------
CONSUMER NON-DURABLES  0.3%
Jones Apparel Group, Inc. (b)..........................       7,500        257,344
                                                                       -----------
CONSUMER SERVICES  0.5%
Comcast Corp., Class A.................................      11,200        430,500
                                                                       -----------
ENERGY  1.2%
Mobil Corp. ...........................................      10,300      1,019,700
                                                                       -----------
FINANCE  2.5%
American Express Co. ..................................       4,200        546,525
Citigroup, Inc. .......................................      19,500        926,250
Equitable Cos., Inc. ..................................       5,300        355,100
Washington Mutual, Inc. ...............................       9,707        343,385
                                                                       -----------
                                                                         2,171,260
                                                                       -----------
PRODUCER MANUFACTURING  0.9%
Tyco International Ltd.................................       8,308        787,183
                                                                       -----------
TECHNOLOGY  4.1%
Applied Materials, Inc. (b)............................       5,500        406,312
Copper Mountain Networks, Inc. (b).....................       1,000         77,250
Lam Research Corp. (b).................................      10,000        466,875
Motorola, Inc. ........................................       5,500        521,125
SCI Systems, Inc. (b)..................................      14,356        681,910
Texas Instruments, Inc. ...............................       4,200        609,000
Unisys Corp. (b).......................................      20,000        778,750
                                                                       -----------
                                                                         3,541,222
                                                                       -----------

                                               See Notes to Financial Statements

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

                      Description                            Shares    Market Value
-----------------------------------------------------------------------------------
UTILITIES  2.1%
AT & T Corp. ..........................................      19,500    $ 1,088,344
Intermedia Communications, Inc. .......................         463         13,890
MCI Worldcom, Inc. ....................................       7,610        654,935
Winstar Communications, Inc. ..........................         484         23,595
                                                                       -----------
                                                                         1,780,764
                                                                       -----------
TOTAL COMMON STOCKS  13.9%.........................................     11,929,391
                                                                       -----------
TOTAL LONG-TERM INVESTMENTS  92.8%
  (Cost $68,411,421)...............................................     79,891,075
                                                                       -----------
SHORT-TERM INVESTMENTS  5.2%
REPURCHASE AGREEMENT  2.9%
BA Securities ($2,468,000 par collateralized by U.S. Government obligations in a pooled cash account, dated 06/30/99, to be sold on 07/01/99 at $2,468,346)
  (Cost $2,468,000)................................................      2,468,000
U.S. GOVERNMENT AGENCY OBLIGATION  2.3%
Federal Home Loan Bank Discount Notes ($2,000,000 par, yielding
  4.783%, 08/13/99 maturity).......................................      1,988,726
                                                                       -----------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $4,456,726)................................................      4,456,726
                                                                       -----------
TOTAL INVESTMENTS  98.0%
  (Cost $72,868,147)...............................................     84,347,801
OTHER ASSETS IN EXCESS OF LIABILITIES  2.0%........................      1,706,717
                                                                       -----------
NET ASSETS  100.0%.................................................    $86,054,518
                                                                       ===========

 * Zero coupon bond

(a) 144A Securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(b) Non-income producing security as this security currently does not declare dividends.

ACES -- Automatically convertible equity securities
DECS -- Debt exchangeable for common stock, traded in shares
LYON -- Liquid yield option note
PIES -- Premium income exchangeable securities, traded in shares
PRIDES -- Preferred redeemable interest dividend equity security, traded in shares
QUIPS -- Quarterly income preferred securities

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $72,868,147)........................  $84,347,801
Receivables:
  Investments Sold..........................................    2,376,735
  Interest..................................................      248,040
  Dividends.................................................       50,803
Other.......................................................       54,493
                                                              -----------
      Total Assets..........................................   87,077,872
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................      774,640
  Income Distributions......................................      117,838
  Investment Advisory Fee...................................       34,406
  Affiliates................................................        2,994
  Custodian Bank............................................           96
Accrued Expenses............................................       66,827
Trustees' Deferred Compensation and Retirement Plans........       26,553
                                                              -----------
      Total Liabilities.....................................    1,023,354
                                                              -----------
NET ASSETS..................................................  $86,054,518
                                                              ===========
NET ASSETS CONSIST OF:
Common Shares ($1.00 par value with 12,500,000 shares
  authorized, 3,251,324 shares issued, of which 9,500 are
  held in treasury and 3,241,824 are outstanding)...........  $ 3,241,824
Paid in Surplus.............................................   68,041,601
Net Unrealized Appreciation.................................   11,479,654
Accumulated Net Realized Gain...............................    2,966,383
Accumulated Undistributed Net Investment Income.............      325,056
                                                              -----------
NET ASSETS..................................................  $86,054,518
                                                              ===========
NET ASSET VALUE PER SHARE ($86,054,518 divided by 3,241,824
  shares outstanding).......................................  $     26.55
                                                              ===========

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest....................................................    $ 1,026,757
Dividends...................................................        728,496
                                                                -----------
    Total Income............................................      1,755,253
                                                                -----------
EXPENSES:
Investment Advisory Fee.....................................        201,473
Shareholder Reports.........................................         33,309
Custody.....................................................         17,474
Accounting..................................................         16,402
Trustees' Fees and Related Expenses.........................         14,466
Shareholder Services........................................         14,291
Legal.......................................................            362
Other.......................................................         32,496
                                                                -----------
    Total Expenses..........................................        330,273
    Less Credits Earned on Overnight Cash Balances..........          2,538
                                                                -----------
    Net Expenses............................................        327,735
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 1,427,518
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................    $ 2,818,680
  Futures...................................................        540,227
                                                                -----------
Net Realized Gain...........................................      3,358,907
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................      6,226,819
  End of the Period:
    Investments.............................................     11,479,654
                                                                -----------
Net Unrealized Appreciation During the Period...............      5,252,835
                                                                -----------
NET REALIZED AND UNREALIZED GAIN............................    $ 8,611,742
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $10,039,260
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                     For the Six Months Ended June 30, 1999
                and the Year Ended December 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                  Six Months Ended      Year Ended
                                                   June 30, 1999     December 31, 1998
--------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................   $ 1,427,518         $ 2,904,812
Net Realized Gain................................     3,358,907             910,780
Net Unrealized Appreciation During the Period....     5,252,835             805,481
                                                    -----------         -----------
Change in Net Assets from Operations.............    10,039,260           4,621,073
                                                    -----------         -----------
Distributions from Net Investment Income.........    (1,361,323)         (2,851,284)
Distributions from Net Realized Gain.............           -0-          (3,056,743)
                                                    -----------         -----------
Total Distributions..............................    (1,361,323)         (5,908,027)
                                                    -----------         -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................     8,677,937          (1,286,954)
NET ASSETS:
Beginning of the Period..........................    77,376,581          78,663,535
                                                    -----------         -----------
End of the Period (Including accumulated
  undistributed net investment income of $325,056
  and $258,861, respectively)....................   $86,054,518         $77,376,581
                                                    ===========         ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                               Six months
                                                  Ended          --------------------
                                              June 30, 1999       1998         1997
-------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.....    $23.868         $24.265      $24.451
                                                 -------         -------      -------
  Net Investment Income......................       .440            .896        1.006
  Net Realized and Unrealized Gain/Loss......      2.657            .530        3.014
                                                 -------         -------      -------
Total from Investment Operations.............      3.097           1.426        4.020
                                                 -------         -------      -------
Less:
  Distributions from and in Excess of Net
    Investment Income........................       .420            .880        1.179
  Distributions from and in Excess of Net
    Realized Gain............................        -0-            .943        3.027
                                                 -------         -------      -------
Total Distributions..........................       .420           1.823        4.206
                                                 -------         -------      -------
Net Asset Value, End of the Period...........    $26.545         $23.868      $24.265
                                                 =======         =======      =======
Market Price Per Share at End of the
  Period.....................................    $21.625         $19.875      $21.125
Total Investment Return at Market Price
  (a,c)......................................     10.96%*          2.05%       19.48%
Total Return at Net Asset Value (b,c)........     13.01%*          5.90%       18.57%
Net Assets at End of the Period (In
  millions)..................................    $  86.1         $  77.4      $  78.7
Ratio of Expenses to Average Net Assets......       .81%            .83%         .76%
Ratio of Net Investment Income to Average Net
  Assets.....................................      3.54%           3.75%        3.86%
Portfolio Turnover...........................        59%*           157%         181%

 * Non-Annualized

(a) Total Investment Return at Market Price reflects the change in market value of the shares for the period indicated with reinvestment of dividends in accordance with the Fund's dividend reinvestment plan.

(b) Total Return at Net Asset Value (NAV) reflects the change in value of the Fund's assets with reinvestment of dividends based upon NAV.

(c) This disclosure was not required in fiscal years prior to 1992.

--------------------------------------------------------------------------------

Year Ended December 31,
------------------------------------------------------------------------
      1996      1995      1994      1993      1992      1991      1990
------------------------------------------------------------------------
     $ 24.41   $ 21.62   $ 24.88   $ 23.64   $ 22.23   $ 19.41   $ 22.73
     -------   -------   -------   -------   -------   -------   -------
        .968      1.14      1.09      1.15     1.175      1.32      1.47
       1.768    3.5325     (2.56)     2.01     1.415      2.90   (3.2475)
     -------   -------   -------   -------   -------   -------   -------
       2.736    4.6725     (1.47)     3.16      2.59      4.22   (1.7775)
     -------   -------   -------   -------   -------   -------   -------
       1.005      1.15      1.10      1.12      1.18      1.40      1.40
       1.690     .7325       .69       .80       -0-       -0-     .1425
     -------   -------   -------   -------   -------   -------   -------
       2.695    1.8825      1.79      1.92      1.18      1.40    1.5425
     -------   -------   -------   -------   -------   -------   -------
     $24.451   $ 24.41   $ 21.62   $ 24.88   $ 23.64   $ 22.23   $ 19.41
     =======   =======   =======   =======   =======   =======   =======
     $21.125   $21.375   $18.125   $22.375   $20.375   $19.250   $16.625
      11.67%    28.88%   (11.71%)   19.43%    12.31%    24.68%   (10.39%)
      11.51%    23.42%    (5.29%)   14.50%    12.84%    23.32%    (7.37%)
       $79.3     $79.1     $70.1     $80.7     $76.6     $72.1     $62.9
        .88%      .80%      .82%      .87%      .88%      .89%      .86%
       3.88%     4.82%     4.70%     4.60%     5.28%     6.41%     7.01%
        140%      127%      111%      128%       87%      168%       95%

                                              See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Convertible Securities Fund (the "Fund") is registered as a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide current income, capital appreciation and conservation of capital through investment in a portfolio consisting mainly of convertible bonds and preferred stocks.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Fixed income investments and preferred stock are stated at value using market quotations or indications of value obtained from an independent pricing service. Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

    Fund investments include lower rated debt securities which may be more susceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. Debt securities rated below investment grade and comparable unrated securities represented approximately 29% of the investment portfolio at the end of the period.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

independently in repurchase agreements or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Discounts are amortized over the expected life of each applicable security. Premiums on debt securities are not amortized.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At June 30, 1999, for federal income tax purposes the cost of long- and short-term investments is $72,877,301, the aggregate gross unrealized appreciation is $13,007,787 and the aggregate gross unrealized depreciation is $1,537,287, resulting in net unrealized appreciation on long- and short-term investments of $11,470,500. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays quarterly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes.

F. EXPENSE REDUCTIONS--During the six months ended June 30, 1999, the Fund's custody fee was reduced by $2,538 as a result of credits earned on overnight cash balances.

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                        % PER ANNUM
---------------------------------------------------------------------
First $150 million.......................................  .50 of 1%
Next $100 million........................................  .45 of 1%
Next $100 million........................................  .40 of 1%
Over $350 million........................................  .35 of 1%

    For the six months ended June 30, 1999, the Fund recognized expenses of approximately $400, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended June 30, 1999, the Fund recognized expenses of approximately $16,400, representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $45,188,735 and $43,520,255, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in

                           June 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or to manage the Fund's overall exposure to the equity markets.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts, each with a par value of $100,000, for the six months ended June 30, 1999, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at December 31, 1998............................     15
  Futures Opened............................................    -0-
  Futures Closed............................................    (15)
                                                                ---
Outstanding at June 30, 1999................................    -0-
                                                                ===

                           DIVIDEND REINVESTMENT PLAN

The Fund pays distributions in cash, but if you own more than 100 shares in your own name, you may elect to participate in the Fund's dividend reinvestment plan (the "Plan"). Under the Plan, shares will be issued by the Fund at net asset value on a date determined by the Board of Trustees between the record and payable dates on each distribution; however, if the market price, including brokerage commissions, is less than the net asset value, the amount of the distribution will be paid to State Street Bank and Trust Company ("State Street"), which will buy such shares as are available at prices below the net asset value. (If the market price is not significantly less than the net asset value, it is possible that open market purchases of shares may increase the market price so that such price plus brokerage commissions would equal or exceed the net asset value of such shares.) If State Street cannot buy the necessary shares at less than net asset value before the distribution date, the balance of the distribution will be made in authorized but unissued shares of the Fund at net asset value. The cost per share will be the average cost, including brokerage commissions, of all shares purchased. Since all shares purchased from the Fund are at net asset value, there will be no dilution, and no brokerage commissions are charged on such shares.
    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gain distributions does not relieve you of any income tax which may be payable (or required to be withheld) on dividends or distributions.
    You may begin or discontinue participation in the Plan at any time by written notice to the address below. If you withdraw from the Plan, you may rejoin at any time if you own the required 100 shares. Elections and terminations will be effective for distributions declared after receipt. If you withdraw form the Plan, a certificate for the whole shares and a check for the fractional shares, if any, credited to your Plan account will be sent as soon as practicable after receipt of your election to withdraw. Except for brokerage commissions, if any, which are borne by Plan participants, all costs of the Plan are borne by the Fund. The Fund reserves the right to amend or terminate the Plan on 30 days' written notice prior to the record date of the distribution for which such amendment or termination is effective.
    Record stockholders should address all notices, correspondence, questions or other communications about the Plan to:

                                  EQUISERVE LP
                                 P.O. BOX 8200
                             BOSTON, MA 02266-8200
                                  800-341-2929

    If your shares are not held directly in your name, you should contact your brokerage firm, bank or other nominee for more information and to see if your nominee will participate in the Plan on your behalf. If you participate through your broker and choose to move your account to another broker, you will need to re-enroll in the Plan through your new broker.

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
   Aggressive Equity
   Aggressive Growth
   American Value
   Comstock
   Emerging Growth
   Enterprise
   Equity Growth
   Equity Income
   Growth
   Growth and Income
   Harbor
   Pace
   Real Estate Securities
   Small Cap Value
   Technology
   Utility
   Value
Global/International
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Franchise
   Global Managed Assets
   International Magnum
   Latin American

FIXED-INCOME FUNDS
Income
   Corporate Bond
   Global Fixed Income
   Global Government Securities
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   Short-Term Global Income
   Strategic Income
   U.S. Government
   U.S. Government Trust for Income
   Worldwide High Income
Tax Exempt Income
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income
Capital Preservation
   Reserve
   Tax Free Money
SENIOR LOAN FUNDS
   Prime Rate Income Trust
   Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

                     VAN KAMPEN CONVERTIBLE SECURITIES FUND

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL* - Chairman

STEVEN MULLER

THEODORE A. MYERS

DON G. POWELL*

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
President

A. THOMAS SMITH III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and
Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
PAUL R. WOLKENBERG*
EDWARD C. WOOD, III*
Vice Presidents

                    ---------------------------------------
                          INQUIRES ABOUT AN INVESTOR'S
                       ACCOUNT SHOULD BE REFERRED TO THE
                             FUND'S TRANSFER AGENT
                                   EQUISERVE
                                 P.O. BOX 8200
                        BOSTON, MASSACHUSETTS 02266-8200
                           TELEPHONE: (800) 821-1238
                       ALASKA, CALIFORNIA AND HAWAII CALL
                            COLLECT: (713) 993-0500
                                EXTENSION: 2223
                    ---------------------------------------
INVESTMENT ADVISER

VAN KAMPEN
ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN

STATE STREET BANK AND TRUST CO.
225 Franklin Street
Boston, Massachusetts 02105

SHAREHOLDER SERVICING AGENT

EQUISERVE LP
P.O. Box 8200
Boston, Massachusetts 02266-8200

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

ERNST & YOUNG LLP
1221 McKinney Suite 2400
Houston, Texas 77010

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999  All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

                          RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Fund was held on June 16, 1999, where shareholders voted on the election of trustees and the selection of independent public accountants.

    1) With regard to the election of the following trustees by shareholders of the Fund:

                                                        # OF SHARES
                                                    --------------------
                                                    IN FAVOR    WITHHELD
------------------------------------------------------------------------
Wayne W. Whalen.................................... 2,573,676    65,738
Steve Muller....................................... 2,572,876    66,538
Rod Dammeyer....................................... 2,573,786    65,628

    The other trustees of the Fund whose terms did not expire in 1999 are David
C. Arch, Howard J Kerr, Dennis J. McDonnell, Theodore A. Myers, Don G. Powell and Hugo F. Sonnenschein.

    2) With regard to the ratification of Ernst & Young LLP as independent public accountants for the Fund, 2,596,597 shares voted in favor of the proposal, 18,599 shares voted against and 24,218 shares abstained.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest that, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.